UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
July 22, 2010
Date of report (date of earliest event reported)
LPL Investment Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdictions of incorporation or organization)	000-52609 (Commission File Number)	20-3717839 (I.R.S. Employer Identification Nos.)
One Beacon Street
Boston MA 02108
(Address of principal executive offices) (Zip Code)
(617) 423-3644
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On July 22, 2010, LPL Investment Holdings Inc. issued a press release announcing its financial results for the first half and quarter ended June 30, 2010. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.
     Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated July 22, 2010 (“LPL Financial Announces First Half and Second Quarter 2010 Financial Results”)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL INVESTMENT HOLDINGS INC.
By:	/s/ Robert J. Moore
	Name:	Robert J. Moore
	Title:	Chief Financial Officer

Dated: July 22, 2010